Exhibit 10.6.1

Detail Schedule Leases Under Lease Acquisition Agreements

The following are leases representing 1,628.528 acres that the Company (through its wholly-owned subsidiary) has an option to acquire. All of the leases are the same except for the name of the lessor, mailing address of the lessor, tract number, the date of the lease and the number of acres. The material terms omitted from the form “Paid Up Oil and Gas Lease, filed as Exhibit 10.6, are detailed below:

Name of Lessor	Mailing Address of Lessor	Tract Number	Number of Leased Acres	Date Lease Was Signed	Amount Paid By Land Bank to Acquire Lease
Raymond Stepp	406 N Austin, Box 543 Comanche, TX 76442	14	1010.976	February 21, 2012	$101,364.00
Tom & Scheryl Scarborough	PO Box 750 Wolfforth TX 79382	12	11.82	March 7, 2012	$1,182.00
John A Darwin (25%)	2900 FM 590N Zephyr TX 76890	13	40	February 22, 2012	$2,000.00
Danny & Virginia Glover (25%)	2401 Troy Rd, Wylie TX 75098	13	40	February 22, 2012	$2000.00
Travis McCluskey (50%)	Box 934, Andrews, TX 79714	13	40	February 28, 2012	$4,000.00
Susan Gayle Peterson (75%)	5450 Hwy 590 Zephyr TX 76890	3	104.151	February 28, 2012	$7,811.30
Mark & Jane Knox (25%)	#10 Cherry Wood Cir, Odessa TX 79761	3	104.151	February 28, 2012	$2,603.80
Randall Lovelace	15425 CR 299 Zephyr TX 76890/PO Box 791	17	129	February 28, 2012	$12,900.00
Travis McCluskey	Box 934 Andrews TX 79714	11	38.185	February 28, 2012	$3,818.41
Edmund Wade (50%)	9 Longmont Ct, Pagosa Springs CO 81147	6	87.198	March 26, 2012	$4,359.90
Robert Rogers (50%)	3601 FM 590N, Zephyr TX 76890	6	87.198	June 12, 2012	$4,359.90
Joseph Wade	3200 CR 300 Zephyr TX 76890	9	87.198	February 21, 2012	$8,719.80
Jessie & Mary Wood	3200 FM 950N Zephyr TX 76890	10	80.00	May 10, 2012	$8,000.00